Exhibit 99.1

Pacific Drilling Announces Denial of Permission to Appeal

Zonda Arbitration Decision

LUXEMBOURG, October 20, 2020 — Pacific Drilling S.A. (NYSE: PACD) (the “Company”) announced today that the High Court in London has denied the application of the Company’s subsidiaries Pacific Drilling VIII Limited (“PDVIII”) and Pacific Drilling Services, Inc. (“PDSI”) for leave to appeal the previously-disclosed award that was issued in arbitration proceedings between PDVIII and PDSI and Samsung Heavy Industries Co. Ltd. (“SHI”) related to the contract for the construction and sale of the Pacific Zonda.

As previously disclosed, PDVIII and PDSI filed a separate plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, and that plan was confirmed on January 30, 2019.  The Company expects that PDVIII and PDSI will proceed to be liquidated in accordance with the terms of their Chapter 11 plan.

About Pacific Drilling

With its best-in-class drillships and highly experienced team, Pacific Drilling is committed to exceeding our customers’ expectations by delivering the safest, most efficient and reliable deepwater drilling services in the industry. Pacific Drilling’s fleet of seven drillships represents one of the youngest and most technologically advanced fleets in the world. Pacific Drilling has principal offices in Luxembourg and Houston. For more information about Pacific Drilling, including our current Fleet Status, please visit our website at www.pacificdrilling.com.

Forward-Looking Statements

Certain statements and information contained in this press release constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are generally identifiable by their use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “our ability to,” “may,” “plan,” “potential,” “predict,” “project,” “projected,” “should,” “will,” “would”, or other similar words which are not generally historical in nature. The forward-looking statements speak only as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Our forward-looking statements express our current expectations or forecasts of possible future results or events, and include statements regarding potential timing and outcomes related to the Company’s potential legal remedies related to the Tribunal’s and High Court’s decisions, expectations regarding the Zonda Plan, and expectations regarding the impact of the Tribunal’s and High Court’s decisions on the Company’s operations, relationships, financial position, results of operations and liquidity.

Although we believe that the assumptions and expectations reflected in our forward-looking statements are reasonable and made in good faith, these statements are not guarantees, and actual future results may differ materially due to a variety of factors. These statements are subject to a number of risks and uncertainties and are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in such statements due to a variety of factors, including if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect.

Important factors that could cause actual results to differ materially from our expectations include: the risks of litigation in foreign jurisdictions and delays caused by third parties in connection with such litigation, the outcome of the Zonda Plan, any actions that SHI or others may take in any proceedings against us and our subsidiaries, and the other risk factors described in our 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2020, as updated by our Quarterly Reports on Form 10-Q as filed with the SEC on May 9, 2020 and August 7, 2020 and subsequent filings with the SEC. These documents are available through our website at www.pacificdrilling.com or through the SEC’s website at www.sec.gov.

Investor Contact:	James Harris
Pacific Drilling S.A.
+713 334 6662
Investor@pacificdrilling.com

Media Contact:	Amy L. Roddy
Pacific Drilling S.A.
+713 334 6662
Media@pacificdrilling.com